EXHIBIT 99


                         FORM 3 JOINT FILER INFORMATION

Name of
"Reporting Persons":       Sanderling V Beteiligungs, GmbH & Co. KG
                           Sanderling Venture Partners V, L.P.
                           Sanderling V Biomedical, L.P.
                           Sanderling V Ventures Management
                           Sanderling Venture Partners V Co-Investment Fund, L.P
                           Sanderling V Biomedical Co-Investment Fund, L.P.
                           Middleton, McNeil & Mills Associates V, LLC

Address:                   400 South El Camino Real, Suite 1200
                           San Mateo, CA  94402

Designated Filer:          Sanderling V Limited Partnership.

Issuer and Ticker Symbol:  Favrille, Inc. (FVRL)

Date of Event:             February 2, 2005


Each of the following is a Joint Filer with Sanderling V Limited Partnership and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 3:

All Reporting Persons disclaim beneficial ownership of shares of Favrille, Inc. stock held by the other Reporting Persons herein, except to the extent of their respective pecuniary interest therein, if any. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owners of all of the equity securities covered by this statement.


SANDERLING V LIMITED PARTNERSHIP

By:  Middleton, McNeil & Mills Associates V, LLC
     Its General Partner

By:  /s/ Fred A. Middleton
     -------------------------------------------------------
         Fred A. Middleton, Managing Director


SANDERLING V BETEILIGUNGS GMBH & CO. KG

By:  Middleton, McNeil & Mills Associates V, LLC
     Its General Partner

By:  /s/ Fred A. Middleton
     -------------------------------------------------------
         Fred A. Middleton, Managing Director


SANDERLING VENTURE PARTNERS V, L.P.

By:  Middleton, McNeil & Mills Associates V, LLC
     Its General Partner

By:  /s/ Fred A. Middleton
     -------------------------------------------------------
         Fred A. Middleton, Managing Director








SANDERLING V BIOMEDICAL, L.P.

By:  Middleton, McNeil & Mills Associates V, LLC
     Its General Partner

By:  /s/ Fred A. Middleton
     -------------------------------------------------------
         Fred A. Middleton, Managing Director


SANDERLING V VENTURES MANAGEMENT

By:  /s/ Fred A. Middleton
     -------------------------------------------------------
         Fred A. Middleton, Managing Director


SANDERLING VENTURE PARTNERS V CO-INVESTMENT FUND, L.P.

By:  Middleton, McNeil & Mills Associates V, LLC
     Its General Partner

By:  /s/ Fred A. Middleton
     -------------------------------------------------------
         Fred A. Middleton, Managing Director


SANDERLING V BIOMEDICAL CO-INVESTMENT FUND, L.P.

By:  Middleton, McNeil & Mills Associates V, LLC
     Its General Partner

By:  /s/ Fred A. Middleton
     -------------------------------------------------------
         Fred A. Middleton, Managing Director